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                                                                   EXHIBIT 10.25



                              CALLAWAY GOLF COMPANY
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                    (AS AMENDED AND RESTATED AUGUST 15, 2000)

                                    ARTICLE I
                                     GENERAL

               1. ADOPTION. This Callaway Golf Company Non-Employee Directors Stock Option Plan (the "PLAN") is effective as of September 1, 1992, subject to approval by the Board of Directors and shareholders of Callaway Golf Company (the "COMPANY").

               2. PURPOSE. The Plan is designed to promote the interests of the Company and its shareholders by using investment interests in the Company to attract and retain highly qualified independent directors.

               3. ADMINISTRATION. The Plan shall be administered by the Company, which shall have the power to construe the Plan, to determine all questions arising under the Plan, to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable, and otherwise to carry out the terms of the Plan. The interpretation and construction by the administrator of any provisions of the Plan or of any option granted under the Plan shall be final. Notwithstanding the foregoing, the administrator shall have no authority or discretion as to the selection of persons eligible to receive options granted under the Plan, the number of shares covered by options granted under the Plan, the timing of such grants, or the exercise price of options granted under the Plan, which matters are specifically governed by the provisions of the Plan.

               4. ELIGIBLE DIRECTORS. A person shall be eligible to receive grants of options under this Plan (an "ELIGIBLE DIRECTOR") if, at the time of the option's grant, he or she is a duly elected or appointed member of the Company's Board of Directors, but is not then otherwise an employee of the Company or any of its subsidiaries or affiliates and has not been an employee of the Company or any of its subsidiaries or affiliates since the beginning of the Company's preceding fiscal year.

               5. SHARES OF COMMON STOCK SUBJECT TO THE PLAN AND GRANT LIMIT. The shares that may be issued upon exercise of options granted under the Plan shall be authorized and unissued shares of the Company's Common Stock. The aggregate number of shares that may be issued upon exercise of options granted under the Plan shall not exceed 840,000 shares of Common


                                         As Amended and Restated August 15, 2000




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Stock, subject to adjustment in accordance with Article III, and no individual may receive options under the Plan to purchase more than 120,000 shares of the Company's Common Stock, subject to adjustment in accordance with Article III.

               6. AMENDMENT OF THE PLAN. The Company's Board of Directors may, insofar as permitted by law, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair or diminish any rights or obligations under any option theretofore granted under the Plan without the consent of the person to whom such option was granted. In addition, without further shareholder approval, the Plan may not be amended so as to increase the number of shares subject to the Plan (as adjusted under Article III), increase the number of shares for which an option or options may be granted to any optionee (as adjusted under Article
III), change the class of persons eligible to receive options under the Plan, provide for the grant of options having an exercise price per option share less than the exercise price specified in the Plan, or extend the final date upon which options may be granted under the Plan. Under no circumstances may the provisions of the Plan that provide for the amounts, price, and timing of option grants be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, ERISA, or the rules thereunder.

               7. TERM OF PLAN. Options may be granted under the Plan until September 1, 2002, whereupon the Plan will terminate. Notwithstanding the foregoing, each option granted under the Plan shall remain in effect until such option has been exercised or terminated in accordance with its terms and the terms of the Plan.

               8. GRANTS BEFORE SHAREHOLDER APPROVAL. Option grants made before this Plan has been approved by the Company's shareholders shall be made subject to and effective only upon such approval.

               9. RESTRICTIONS. All options granted under the Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an option or the issuance, if any, or purchase of shares in connection therewith, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.


                                         As Amended and Restated August 15, 2000




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               10. NONASSIGNABILITY. No option granted under the Plan shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Internal Revenue Code of 1986, as amended). During the lifetime of the optionee, the option shall be exercisable only by the optionee, and no other person shall acquire any rights therein.

               11. WITHHOLDING TAXES. Whenever shares of Common Stock are to be issued upon exercise of an option granted under the Plan, the administrator shall have the right to require the optionee to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. The administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the Common Stock otherwise issuable upon exercise of an option.

               12. DEFINITION OF "FAIR MARKET VALUE." For purposes of the Plan, the term "FAIR MARKET VALUE," when used in reference to the value of a share of the Company's Common Stock on the date an option is granted under the Plan, shall be: (a) if the Common Stock is listed on an established stock exchange or exchanges, the mean between the highest and lowest sale prices of the Common Stock quoted in the Transactions Index of each such exchange as averaged with such mean price as reported on any and all other exchanges, as published in "The Wall Street Journal" and determined by the Company, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted, provided that the mean on such preceding date is not less than 100% of the fair market value of the Common Stock on the date the option is granted; or, (b) if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ on such date; or, (c) if the Common Stock is not then listed on an exchange or quoted on NASDAQ, an amount determined in good faith by the Company.

               13. RIGHTS AS A SHAREHOLDER. An optionee or a transferee of an option shall have no rights as a shareholder with respect to any shares issuable or issued upon exercise of the option until the date of the receipt by the Company of all amounts payable in connection with exercise of the option, including the exercise price and any amounts required by the Company pursuant to
Section 11 of Article I.

               14. PURCHASE FOR INVESTMENT. Unless the shares of Common Stock to be issued upon exercise of an option granted under the Plan have been


                                         As Amended and Restated August 15, 2000




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effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Company shall be under no obligation to issue any shares of Common Stock covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares of Common Stock issued to him or her pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of Common Stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares of Common Stock are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

               15. GOVERNING LAW. This Plan and any stock options granted hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware and applicable federal law.


                                   ARTICLE II
                                  STOCK OPTIONS

               1. GRANTS OF INITIAL OPTIONS.

                      (a) Each Eligible Director who becomes an Eligible Director in 1992 shall, upon first becoming an Eligible Director, receive a one-time grant of an option to purchase up to 80,000 shares of the Company's Common Stock at an exercise price of $2.50 per share, subject to (i) vesting as set forth in Section 4 of Article II, and (ii) adjustment as set forth in
Article III.

                      (b) Each Eligible Director who becomes an Eligible Director from January 1, 1993 through April 17, 1996 shall, upon first becoming an Eligible Director, receive a one-time grant of an option to purchase up to 80,000 shares of the Company's Common Stock at an exercise price per share equal to 75% of the fair market value of the Company's Common Stock on the date of his or her election to the Board, subject to (i) vesting as set forth in Section 4 of Article II, and (ii) adjustment as set forth in Article III.

                      (c) Each Eligible Director who becomes an Eligible Director from April 18, 1996 through August 17, 1999 shall, upon first becoming an Eligible Director, receive a one-time grant of an option to purchase up to 80,000 shares of the Company's Common Stock at an exercise price per share equal to the fair market value of the Company's Common Stock on the date of his or her


                                         As Amended and Restated August 15, 2000




                                       4
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election to the Board, subject to (i) vesting as set forth in Section 4 of
Article II, and (ii) adjustment as set forth in Article III.

                      (d) Each Eligible Director who becomes an Eligible Director after August 17, 1999 shall, upon first becoming an Eligible Director, receive a one-time grant of an option to purchase up to 20,000 shares of the Company's Common Stock at an exercise price per share equal to the fair market value of the Company's Common Stock on the date of his or her election to the Board, subject to (i) vesting as set forth in Section 4 of Article II, and (ii) adjustment as set forth in Article III.

                      (e) Options granted under Sections 1(a) through 1(d) of this Article II are "INITIAL OPTIONS" for purposes hereof.

               2. GRANTS OF ADDITIONAL AND SPECIAL OPTIONS.

                      (a) Prior to January 1, 2000, on each even-numbered (i.e. 2nd, 4th, 6th, 8th, 10th) anniversary of an Eligible Director's election to the Board, if the Eligible Director has served as a director since his or her election and is continuing as a director for at least another year, such Eligible Director shall automatically be granted an "ADDITIONAL OPTION" to purchase up to 8,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, subject to (i) vesting as set forth in Section 4 of Article II, and (ii) adjustment as set forth in Article III.

                      (b) Beginning January 1, 2000, on each anniversary of an Eligible Director's election to the Board, if the Eligible Director has served as a director since his or her election and is continuing as a director for at least another year, such Eligible Director shall automatically be granted an "ADDITIONAL OPTION" to purchase up to 4,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, subject to (i) vesting as set forth in Section 4 of
Article II and (ii) adjustment as set forth in Article III.

                      (c) Each Eligible Director who has an odd-numbered (i.e. 1st, 3rd, 5th, 7th) anniversary in 1999 shall receive a "SPECIAL OPTION" on August 17, 1999 to purchase up to 4,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant, subject to (i) vesting as set forth in Section 4 of
Article II, and (ii) adjustment as set forth in Article III.


                                         As Amended and Restated August 15, 2000




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                      (d) No individual may receive aggregate Additional Options and Special Options to purchase more than 40,000 shares of the Company's Common Stock pursuant to this Section.

               3. EXERCISE PRICE. The option exercise price shall be payable upon the exercise of an option in legal tender of the United States or such other consideration as the administrator may deem acceptable, including without limitation stock of the Company (delivered by or on behalf of the person exercising the option or retained by the Company from the Common Stock otherwise issuable upon exercise), provided, however, that the administrator may, in the exercise of its discretion, (i) allow exercise of an option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until immediately after exercise, and/or (ii) allow the Company to loan the exercise price to the person entitled to exercise the option, if the exercise will be followed by an immediate sale of some or all of the underlying shares and a portion of the sales proceeds is dedicated to full payment of the exercise price. Upon proper exercise, the Company shall deliver to the person entitled to exercise the option or his or her designee a certificate or certificates for the shares of Common Stock to which the option pertains.

               4. VESTING AND EXERCISE.

                      (a) Initial Options shall vest and become exercisable 50% upon the first anniversary of the grant date, if the optionee has remained an Eligible Director for the entire period from the date of grant to the first anniversary thereof, and 50% upon the second anniversary of the grant date, if the optionee has remained an Eligible Director for the entire period from the date of grant to the second anniversary thereof.

                      (b) Prior to January 1, 2000, Additional Options shall vest and become exercisable 50% upon the first anniversary of the grant date, if the optionee has remained an Eligible Director for the entire period from the date of grant to the first anniversary thereof, and 50% upon the second anniversary of the grant date, if the optionee has remained an Eligible Director for the entire period from the date of grant to the second anniversary thereof. Beginning January 1, 2000, Additional Options shall vest and become exercisable 100% two years from the grant date if the optionee has remained an Eligible Director for the entire period from the date of grant to the vesting date.

                      (c) Each Special Option shall vest and become exercisable 100% on the second anniversary date of the Eligible Director's election to the Board that occurs following the grant date if the optionee has remained an Eligible Director for the entire period from the date of grant to the vesting date.


                                         As Amended and Restated August 15, 2000




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               5. OPTION AGREEMENTS. Each option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the Eligible Director to whom such option is granted and stating the number of shares of Common Stock issuable upon exercise of the option, the exercise price, the time during which the option is exercisable, and the times at which the options vest and become exercisable. Such option agreements may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan, a copy of which shall be provided to each option recipient and incorporated by reference into each option agreement. Each option agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the administrator.

               6. TERM OF OPTIONS AND EFFECT OF TERMINATION. Notwithstanding any other provision of the Plan, no Initial Options, Additional Options or Special Options shall be exercisable after the expiration of ten years from the effective date of their grant. In the event that any outstanding option under the Plan expires by reason of lapse of time or is otherwise terminated without exercise for any reason, then the shares of Common Stock subject to any such option which have not been issued pursuant to the exercise of the option shall again become available in the pool of shares of Common Stock for which options may be granted under the Plan. In the event that the holder of any option granted under this Plan shall cease to be a director of the Company for any reason, all options granted under this Plan to such holder shall be exercisable, to the extent already exercisable at the date such holder ceases to be a director, for a period of one year after that date (or, if sooner, until the expiration of the option according to its terms), and shall then terminate. In the event of the death of an optionee while such optionee is a director of the Company or within the period after termination of such status during which he or she is permitted to exercise an option, such option may be exercised by any person or persons designated by the optionee on a Beneficiary Designation Form adopted by the administrator for such purpose or, if there is no effective Beneficiary Designation Form on file with the Company, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the option directly from the optionee by his or her will or the applicable laws of descent and distribution.


                                         As Amended and Restated August 15, 2000




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                                   ARTICLE III
                      RECAPITALIZATIONS AND REORGANIZATIONS

               1. ANTI-DILUTION ADJUSTMENTS. The number of shares of Common Stock available for issuance upon exercise of options granted under the Plan, the maximum number of shares for which options granted under the Plan may be exercised by any individual, the number of shares for which each option (issued and unissued) can be exercised, and the exercise price per share of options (issued and unissued) shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of consideration by the Company. All share amounts and exercise prices set forth in this amended plan document have been restated to take into account, and give full effect to, any and all stock splits implemented since the adoption and approval of the Plan by shareholders on April 29, 1993 and before April 17, 1996.

               2. CORPORATE TRANSACTIONS. If the Company shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the same number of shares of Common Stock that are subject to that option would have been entitled. A dissolution or liquidation or change in control of the Company, or a merger or consolidation in which the Company is not the surviving corporation, shall cause each outstanding option to terminate, unless the agreement of merger or consolidation shall otherwise provide; provided that, in the event such dissolution, liquidation, change in control, merger or consolidation will cause outstanding options to terminate, each optionee shall have the right immediately prior to such dissolution, liquidation, merger or consolidation or upon such change in control to exercise his or her option or options in whole or in part without regard to any vesting requirements. For purposes hereof, a "change in control" shall be the acquisition by any person or entity of beneficial ownership of 50% or more of the Company's outstanding voting securities.

               3. DETERMINATION BY THE COMPANY. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the administrator, whose determination in that respect shall be final, binding and conclusive. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all of any part of its business or assets.


                                         As Amended and Restated August 15, 2000




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